Exhibit 10.2

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP

OF GGP LIMITED PARTNERSHIP

THIS FIRST AMENDMENT (this “Amendment”) is made and entered into as of June 12, 2012, by and among the undersigned parties.

W I T N E S S E T H:

WHEREAS, GGP Limited Partnership (the “Partnership”), a Delaware limited partnership, exists pursuant to that certain Third Amended and Restated Agreement of Limited Partnership, dated as of November 9, 2010 (the “Third Restated Partnership Agreement”), and the Delaware Revised Uniform Limited Partnership Act;

WHEREAS, GGP, Inc., a Delaware corporation, is the sole general partner of the Partnership (the “General Partner”);

WHEREAS, the Partnership has authorized the issuance of 1,000 Series F Preferred Units (the “Series F Units”), with such rights, preferences, limitations and qualifications as described in Schedule D to the Third Restated Partnership Agreement);

WHEREAS, on the date hereof there remain outstanding 360 Series F Units;

WHEREAS, the Partnership is the sole common stockholder of GGPLP Real Estate, Inc., a Delaware corporation (“GGPLP REI”), which has elected to be taxed as a real estate investment trust (a “REIT”) pursuant to Section 856 et seq. of the Internal Revenue Code of 1986, as amended from time to time (the “Code”);

WHEREAS, under Section 856(c)(4)(B)(iii), a REIT may not hold a security (a “NonQualifying Security”) that represents more than 5% of the value of the REIT’s gross assets unless such security qualifies as a real estate asset or represents an interest in a taxable REIT subsidiary;

WHEREAS, the General Partner wishes to create a process by which a REIT subsidiary may avoid violation of Section 856(c)(4)(B)(iii) by exchanging a NonQualifying Security in the Partnership for Series F Units, which qualify as real estate assets under Section 856(c)(4) of the Code; and

WHEREAS, the General Partner deems it to be in the best interest of the Partnership to amend the Partnership Agreement as set forth herein to permit the issuance of Series F Units to subsidiary REITS owned by the Partnership in exchange for NonQualifying Securities in the Partnership.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do herby agree as follows:

1.                                      Capitalized Terms.  Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Partnership Agreement.

2.                                      Amendment of Major Decisions.  Section 6.3(a) of the Partnership Agreement is hereby deleted in its entirety and the following is hereby inserted in its place and stead:

(a)                                 Amend, modify or terminate this Agreement other than (i) to reflect the admission of additional limited partners pursuant to Section 8.3 hereof, (ii) to reflect the issuance of additional Units pursuant to Section 4.3 hereof, (iii) to reflect the issuance of additional Series F Preferred Units to REIT subsidiaries that are substantially wholly-owned by the Partnership in exchange for debt owed by the Partnership in such amounts deemed necessary by the General Partner to ensure compliance by the Partnership and/or its REIT subsidiaries with Section 856(c)(4)(B)(iii) of the Code, as may be amended from time to time, and (iv) as provided in other sections hereof.

3.                                      New Exhibit A.  Upon the issuance of any Series F Units authorized by these Resolutions, the General Partner shall be authorized on behalf of each of the Partners to amend the Exhibit A to the Partnership Agreement to reflect the issuance of the Series F Units in accordance with these resolutions.

4.                                      Schedule D—Designation and Number.  Section 2 of Schedule D of the Partnership Agreement is hereby amended by adding the following clause to the end of the second sentence of that Section immediately following the number 1,000: “, which number may be increased from time to time by the General Partner in accordance with Section 6.3(a) of the Third Amended and Restated Agreement of Limited Partnership, as amended”.

5.                                      Other Provisions Unaffected.  Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect in accordance with its terms.

6.                                      Counterparts.  This Amendment may be executed in counterparts, each of which shall be an original and all of which together shall constitute the same document.

IN WITNESS WHEREOF, the undersigned have executed this Amendment on the day and year first written above.

GENERAL PARTNER:

GGP, INC.,
a Delaware corporation

By:	/s/ Michael Berman

MAJORITY-IN-INTEREST OF LIMITED PARTNERS:

M.B. CAPITAL PARTNERS III, a South Dakota
general partnership, its sole member

	By:	GENERAL TRUST COMPANY, not
individually but solely as Trustee of
Martin Investment Trust G, a partner

		By:	/s/ E. Michael Greaves
E. Michael Greaves, Vice President

MATTHEW BUCKSBAUM REVOCABLE TRUST

By:	/s/ E. Michael Greaves
E. Michael Greaves, Vice President
General Trust Company
As Co-Trustee